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                                                                   EXHIBIT 23.1


                    Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 8, 1995 included in LDDS Communications Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.

                                          /S/ ARTHUR ANDERSEN LLP

                                          ARTHUR ANDERSEN LLP

Jackson, Mississippi,
April 18, 1995